345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

The Brazil Fund, Inc.
                                                                    June 6, 1995

To the Stockholders:

     The Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") is to be held at 11:00 a.m., eastern time, on Tuesday, July 25, 1995 at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect two Directors, consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants, consider the approval of a new Investment Advisory, Management and Administration Agreement between the Fund and its investment manager, Scudder, Stevens & Clark, Inc. and consider the approval of a new Research and Advisory Agreement between Scudder, Stevens & Clark, Inc. and the Fund's Brazilian research adviser, Banco Icatu S.A. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,



/s/Nicholas Bratt                        /s/Juris Padegs
Nicholas Bratt                           Juris Padegs
President                                Chairman of the Board





STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                              THE BRAZIL FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Brazil Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 25, 1995 at 11:00 a.m., eastern time, for the following purposes:

          (1)To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

          (2)To ratify or reject the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1995.

          (3)To approve or disapprove a new Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

          (4)To approve or disapprove a new Research and Advisory Agreement between Scudder, Stevens & Clark, Inc. and Banco Icatu S.A.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on May 30, 1995 are entitled to vote at the meeting and any adjournments thereof.



                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary
June 6, 1995




IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Brazil Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 25, 1995 at 11:00 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 6, 1995, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposals (3) and (4), which require the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on May 30, 1995 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were ____________ shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended December 31, 1994, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.


                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Directors of the Fund (Class of 1998) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class of 1998
- -------------
Nominees to serve until 1998 Annual Meeting of Stockholders:

                         Present Office with the Fund, if any;                    Shares
                               Principal Occupation or         Year First      Beneficially        Percent
                             Employment and Directorships       Became a         Owned on            of
       Name (Age)             in Publicly Held Companies        Director     April 30, 1995(1)      Class
       ----------             --------------------------        --------     -----------------      -----
Juris Padegs (63)*+      Chairman  of  the  Board;  Managing      1987             1,422          less than
                         Director  of  Scudder,   Stevens  &                                      1/4 of 1%
                         Clark,  Inc. Mr.  Padegs  serves on
                         the  boards  of  an  additional  27
                         funds managed by Scudder.

Ronaldo  A.  da  Frota   Director   and   Chief    Executive      1987             2,220          less than
Nogueira (56)            Officer,    IMF    Editora    Ltda.                                      1/4 of 1%
                         (financial publisher).


                                       4

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of the Classes of 1996 and 1997 do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Class of 1996
- -------------
Directors serving until 1996 Annual Meeting of Stockholders:

                         Present Office with the Fund, if any;                    Shares
                               Principal Occupation or         Year First      Beneficially        Percent
                             Employment and Directorships       Became a         Owned on            of
       Name (Age)             in Publicly Held Companies        Director     April 30, 1995(1)      Class
       ----------             --------------------------        --------     -----------------      -----

Nicholas Bratt (47)*     President;   Managing  Director  of      1987             1,752          less than
                         Scudder,  Stevens & Clark, Inc. Mr.                                      1/4 of 1%
                         Bratt  serves  on the  boards of an
                         additional   13  funds  managed  by
                         Scudder.

Edgar R. Fiedler (66)    Vice    President    and   Economic      1987             5,567          less than
                         Counsellor,  The Conference  Board,                                      1/4 of 1%
                         Inc.;  Director,  The Stanley Works
                         (manufacturer    of    tools    and
                         hardware)   and   Zurich   American
                         Insurance    Company     (insurance
                         company).

Roberto   Teixeira  da   President,   Brasilpar  Consultoria      1993              --               --
Costa (60)               Financeira    e   Servicos    Ltda.
                         (financial   consulting  and  asset
                         management);  Chairman, CEAL (Latin
                         American Businessmen Council)


                                       5

Class of 1997
- -------------
Directors serving until 1997 Annual Meeting of Stockholders:

                         Present Office with the Fund, if any;                    Shares
                               Principal Occupation or         Year First      Beneficially        Percent
                             Employment and Directorships       Became a         Owned on            of
       Name (Age)             in Publicly Held Companies        Director     April 30, 1995(1)      Class
       ----------             --------------------------        --------     -----------------      -----

Wilson Nolen (68)        Consultant (1989-present); Director,     1987            11,734          less than
                         Ecohealth,    Inc.   (biotechnology                                      1/4 of 1%
                         company).

Edmond D. Villani        President and Managing  Director of      1994             4,000          less than
(48)*+                   Scudder,  Stevens & Clark, Inc. Mr.                                      1/4 of 1%
                         Villani  serves on the boards of an
                         additional   15  funds  managed  by
                         Scudder.

All Directors and Officers as a group                                             27,125(2)       less than
                                                                                                  1/4 of 1%
- ---------------------------------------

*    Directors  considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the  Investment  Company Act of 1940, as amended) of the Fund or of the Fund's investment  manager,  Scudder,  Stevens & Clark, Inc. Messrs.  Bratt, Padegs and Villani are deemed to be interested persons because of their affiliation with the Fund's investment  manager,  Scudder,  Stevens &
     Clark, Inc., or because they are Officers of the Fund or both.

+    Messrs. Padegs and Villani are members of the Executive Committee of the Fund.

(1)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors.
     Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)  The total for the group includes  26,964 shares held with sole investment and voting power and 161 shares held with shared investment and voting power.

     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's officers, directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the
"SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1994, all filing requirements applicable to its Reporting Persons were complied with except that Form 3 on behalf of Margaret D. Hadzima, Richard A. Holt, Marco Aurelio Virzi, Ney Villas Boas Marinho and several new subsidiaries of Banco Icatu were filed late.

     To the best of the Fund's knowledge, as of April 30, 1995 no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met four times during the fiscal year ended December 31, 1994. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Bratt who attended 63% of the meetings of the Board of Directors and related committees on which he serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder ("Noninterested Directors") as defined in the 1940 Act, which met once during the Fund's last fiscal year. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on March 2, 1995 to consider and nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Bratt and Padegs, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:


                                   Present Office with the Fund;      Year First Became
          Name (Age)           Principal Occupation or Employment(1)    an Officer(2)
          ----------           -------------------------------------    -------------
 Edmund B. Games, Jr. (57)     Vice President; Principal of Scudder,         1987
                               Stevens & Clark, Inc.

 Jerard K. Hartman (62)        Vice President; Managing Director of          1987
                               Scudder, Stevens & Clark, Inc.

 David S. Lee (61)             Vice President; Managing Director of          1987
                               Scudder, Stevens & Clark, Inc.

 William F. Truscott (34)      Vice President; Principal of Scudder,         1993
                               Stevens & Clark, Inc.

 Pamela A. McGrath (41)        Vice President and Assistant                  1990
                               Treasurer; Principal of Scudder,
                               Stevens & Clark, Inc.

 Kathryn L. Quirk (42)         Vice President and Assistant                  1987
                               Secretary; Managing Director of
                               Scudder, Stevens & Clark, Inc.

 Edward J. O'Connell (50)      Treasurer; Principal of Scudder,              1987
                               Stevens & Clark, Inc.

 Thomas F. McDonough (48)      Secretary; Principal of Scudder,              1987
                               Stevens & Clark, Inc.

 Coleen Downs Dinneen (34)     Assistant Secretary; Vice President           1992
                               of Scudder, Stevens & Clark, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office at the pleasure of the Directors.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $84,504, including expenses, for the fiscal year ended December 31, 1994. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000, except for Mr. Nogueira and Mr. Da Costa who as Resident Brazilian Directors receive an annual fee of $12,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 14), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5).

                                   Compensation Table
                          for the year ended December 31, 1994
 ---------------------------------------------------------------------------------------------------------
                (1)                      (2)               (3)              (4)              (5)
                                                        Pension or
                                      Aggregate         Retirement       Estimated    Total Compensation
                                     Compensation    Benefits Accrued     Annual      From the Fund and
          Name of Person,                from        As Part of Fund   Benefits Upon  Fund Complex Paid
             Position                  the Fund          Expenses       Retirement       to Directors
 ---------------------------------------------------------------------------------------------------------
 Roberto Teixeira da Costa,            $13,868             N/A              N/A            $13,868
 Director                                                                                  (1 fund)

 Edgar R. Fiedler,                     $11,373             N/A              N/A            $30,003*
 Director                                                                                 (6 funds)

 Ronaldo A. da Frota Nogueira,         $16,497             N/A              N/A            $54,997
 Director                                                                                 (4 funds)

 Wilson Nolen,                         $11,373             N/A              N/A            $132,023
 Director                                                                                 (15 funds)

* As of December 31, 1994, Mr. Fiedler had a total of $183,603 accrued in a deferred compensation program for serving on the Board of Scudder Institutional Fund, Inc., which has 4 active portfolios and $182,472 accrued in a deferred compensation program for serving on the Board of Scudder Fund, Inc., which has 5 active portfolios.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held May 17, 1995, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1995. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

     The Fund's financial statements for the fiscal year ended December 31, 1994 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's semiannual and annual reports and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.


                 (3) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
                ADVISORY, MANAGEMENT AND ADMINISTRATION AGREEMENT

     Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York acts as investment adviser to and manager for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated October 20, 1993 (the "present Agreement").

     The Directors recommend that the stockholders approve a proposed Investment Advisory, Management and Administration Agreement (the "proposed Agreement") in place of the present Agreement. At a meeting held on May 17, 1995, the Directors, including a majority of the Noninterested Directors, approved the terms of the proposed Agreement and its adoption subject to approval by stockholders. Set forth below is a description of the principal difference between the present Agreement and the proposed Agreement, as well as a description of those provisions which are the same under both Agreements. The proposed Agreement is attached hereto as Exhibit A.

Decrease in Rate of Compensation Under the Proposed Agreement

     The principal difference between the present Agreement and the proposed Agreement is the decrease in the fee payable to Scudder from (a) 1.30% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.25% per annum of the value of the Fund's average weekly net assets from $150 million up to and including $300 million; and 1.20% per annum of the value of the Fund's average weekly net assets in excess of $300 million, to (b) 1.175% per annum of the value of the Fund's average weekly net assets. Under both Agreements payment is made monthly to Scudder within the ten days next following the day as of which such payment is so computed. As described below on page 17, the fee paid by Scudder to the Brazilian Research Adviser was reduced by 50% effective November 1, 1994 and this saving was passed on to the Fund through an equivalent reduction in the fee paid by the Fund to Scudder. The decreased fee provided in the proposed Agreement formalizes this reduction in the fee payable by the Fund, but does not change the net fee retained by Scudder.

      The present fee and the proposed fee are higher than those paid by many funds which invest primarily in U.S. securities primarily because of the Fund's objective of investing in Brazilian securities, the additional time and expenses required of Scudder in pursuing such objective and the need to enable Scudder to compensate the Brazilian Research Adviser for its services. However, each fee is not necessarily higher than the fees charged to funds with investment objectives similar to that of the Fund.

     The following table compares actual fees and expenses incurred under the present Agreement with the fees that would have been payable under the proposed Agreement during the last fiscal year of the Fund (unaudited).

                                   Fees Payable
                 Advisory Fees      Under the
                   Actually          Proposed
Year Ended       Incurred (a)     Agreement (b)     $ Change (c)      % Change
- ----------       ------------     -------------     ------------      --------
   1994           $4,371,086       $4,117,212        $(253,874)        (5.81%)


(a) Computed pursuant to the present fee schedule as described above. This amount reflects a reduction in the management fee of $55,048, which the Adviser agreed to pass through to the Fund as a result of the Brazilian Research Adviser waiving approximately half of their fees as of November 1, 1994.

(b)  Computed pursuant to the proposed fee schedule as described above.

(c) Equals the difference between fees payable under the proposed Agreement and advisory fees actually incurred.

     The ratio of operating expenses to average net assets for the year ended December 31, 1994 was 1.71% and if the proposed Agreement had been in effect such ratio would have been 1.63%. As of March 31, 1995, the net assets of the Fund were approximately $280 million.

     The Board of Directors has determined that the compensation to be paid to Scudder under the proposed Agreement is fair and reasonable. In approving the proposed Agreement and the Research and Advisory Agreement described below, and recommending its approval by stockholders, the Directors of the Fund, including the Noninterested Directors, considering the best interests of stockholders of the Fund, took into account all such factors they deemed relevant. Such factors include the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the experience of Scudder in international investing; possible economies of scale; the investment record of Scudder in managing the Fund; Scudder's profitability with respect to the Fund and the other investment companies managed by Scudder; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios, particularly fee and expense ratios of funds with foreign investments, including single country funds, advised by Scudder and other investment advisers; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as adviser to the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund; similar factors regarding the Brazilian Research Adviser to the extent applicable; the Brazilian Research Adviser's position as a leading firm in Brazil in developing investment research capabilities; information submitted by the Brazilian Research Adviser as to revenues and expenses; and various other factors.

Description of the Proposed Agreement

     Under both Agreements Scudder regularly makes investment decisions for the Fund, prepares and makes available to the Fund research and statistical data in connection therewith and supervises the acquisition and disposition of securities by the Fund, including the selection of broker/dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies and in accordance with guidelines and directions from the Fund's Board of Directors. Scudder also maintains or causes to be maintained for the Fund all books, records and reports and other information (not otherwise provided by third parties) required under the 1940 Act. In addition to the provision of portfolio management services and the payment of the Fund's office rent, Scudder renders significant administrative services (not otherwise provided by third parties), including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and amendments to the Fund's Registration Statement, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, calculation of net asset value and calculation and payment of distributions to stockholders, overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund and assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors.

     Under both the present and proposed Agreements, the Fund is responsible for all of its other expenses, including organization and certain offering expenses of the Fund; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund, if any; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for sale, if any; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; certain expenses of the Fund's dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

     Under both Agreements Scudder pays the reasonable salaries, fees and expenses of such of the Fund's Officers and employees and any fees and expenses of such of the Fund's Directors as are Directors, Officers or employees of Scudder provided that the Fund and not the Investment Manager shall bear travel expenses of Directors and Officers of the Fund who are Directors, Officers or employees of Scudder to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof. During the year ended December 31, 1994, no compensation, direct or otherwise (other than through fees paid to the Investment Manager) was paid or became payable by the Fund to any of its Officers or Directors who were affiliated with Scudder.

     Each Agreement provides that Scudder shall not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under such Agreement.

     Under both Agreements Scudder agrees not to make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment. Additionally, neither Agreement prohibits Scudder from providing investment advisory services to, or entering into investment advisory agreements with other clients.

     If approved by the stockholders, the proposed Agreement will become effective on the day following such approval, the present Agreement will terminate and the proposed Agreement will remain in force for two years from that date. The proposed Agreement would continue in effect thereafter by its terms from year to year only so long as its continuance is specifically approved at least annually by the vote of a majority of the Noninterested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by the vote of a majority of all of the Directors or a majority of the Fund's outstanding voting securities, as defined below. The proposed Agreement may be terminated on 60 days' written notice, without penalty, by the Directors, by the vote of the holders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment. The present Agreement requires annual approval of its continuance and contains the same termination provisions as the proposed Agreement.

     The present Agreement will continue in effect until October 20, 1995 if this proposal is not approved. The continuance of the present Agreement was last approved by the Directors on May 17, 1995 and by a vote of stockholders on July 26, 1994.

     In reviewing the terms of the proposed Agreement and the Research and Advisory Agreement described below and in discussions with Scudder and the Brazilian Research Adviser, the Noninterested Directors received legal advice and were represented at the Fund's expense by independent counsel, Ropes & Gray. Counsel for the Fund is Debevoise & Plimpton.

Required Vote

     Approval of the proposed Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities, which, as used in this proposal means (1) the holders of more than 50% of the outstanding shares of the Fund or (2) the holders of 67% or more of the shares present, if more than 50% of the shares are present at the Meeting in person or by proxy, whichever is less. If an affirmative vote of stockholders is not obtained, the present Agreement for the Fund will continue in effect for the time being pending consideration by the Directors of such further action as they may deem to be in the best interests of the stockholders of the Fund. Your Fund's Directors recommend that stockholders vote to approve the proposed Agreement.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin#, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard+, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.
- ---------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

     Messrs. Bratt, Padegs and Villani, who are Officers and/or Directors of the Fund, are Managing Directors of Scudder. In addition, the following directors or officers of Scudder are Officers of the Fund in the following capacities: Jerard
K. Hartman, William F. Truscott, Edmund B. Games and David S. Lee, Vice Presidents; Kathryn L. Quirk, Vice President and Assistant Secretary; Pamela A. McGrath, Vice President and Assistant Treasurer; Edward J. O'Connell, Treasurer; and Thomas F. McDonough, Secretary; Coleen Downs Dinneen, Assistant Secretary. Messrs. Hartman and Lee and Ms. Quirk are Managing Directors of Scudder and
Messrs. Games, O'Connell and McDonough and Ms. McGrath are Principals of Scudder. Ms. Dinneen is a Vice President of Scudder.

     Scudder or an affiliate manages in excess of $90 billion in assets for individuals, mutual funds and other organizations. The following are open- or closed-end mutual funds with investment objectives similar to the Fund, for whom Scudder provides investment management:

                                         Total Net Assets
                                               as of                     Management Compensation
                                          April 30, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Daily Net Assets
                 ----                      -------------            ---------------------------------
 Scudder Greater Europe Growth Fund+       $     28,100       1.00%.

 Scudder International Fund                $  2,310,100       0.90  of  1%;  0.85  of 1% on  net  assets  in
                                                              excess  of  $500  million;  0.80  of 1% on net
                                                              assets in excess of $1 billion;  0.75 of 1% on
                                                              net assets in excess of $2 billion.



                                       14

                                         Total Net Assets
                                               as of                     Management Compensation
                                          April 30, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Daily Net Assets
                 ----                      -------------            ---------------------------------

 Scudder Latin America Fund                $    547,200       1.25%.

 Scudder Pacific Opportunities Fund        $    397,400       1.10%.

 The Japan Fund, Inc.                      $    511,300       0.85  of 1%  of  the  first  $100  million  of
                                                              average  daily  net  assets;  0.75  of  1%  on
                                                              assets  in excess  of $100  million  up to and
                                                              including  $300 million;  0.70 of 1% on assets
                                                              in excess of $300 million up to and  including
                                                              $600  million;  0.65 of 1% on assets in excess
                                                              of  $600  million.   Scudder  pays  The  Nikko
                                                              International  Capital  Management  Co.,  Ltd.
                                                              for investment and research services:  0.15 of
                                                              1% up to $700  million  of  average  daily net
                                                              assets;  0.14 of 1% on  assets  in  excess  of
                                                              $700 million,  payable  monthly  during fiscal
                                                              year  1994;  0.10 of 1% on  average  daily net
                                                              assets, payable during fiscal year 1995.


                                         Total Net Assets
                                               as of                     Management Compensation
                                          April 30, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Weekly Net Assets
                 ----                      -------------            ----------------------------------

 The Argentina Fund, Inc.*                 $     98,000       1.30%;   Scudder  pays  Sociedad   General  de
                                                              Negocios y Valores  S.A.  for  investment  and
                                                              research services 0.36 of 1%.
 The First Iberian Fund, Inc.*             $     60,800       1.00%.
 Scudder New Asia Fund, Inc.*              $    132,600       1.25%;  1.15% on net  assets  in excess of $75
                                                              million;  1.10% on net  assets  in  excess  of
                                                              $200 million.
 Scudder New Europe Fund, Inc.*            $    193,400       1.25%;  1.15% on net  assets  in excess of $75
                                                              million;  1.10% on net  assets  in  excess  of
                                                              $200 million.



                                       15

                                         Total Net Assets
                                               as of                     Management Compensation
                                          April 30, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)           Value of Average Monthly Net Assets
                 ----                      -------------           -----------------------------------

 The Korea Fund, Inc.*                     $    608,100       1.15%;  1.10% on net  assets  in excess of $50
                                                              million;  1% on net  assets  in excess of $100
                                                              million;  0.95 of 1% on net  assets  in excess
                                                              of $350  million;  0.90 of 1% on net assets in
                                                              excess of $750  million.  Scudder  pays Daewoo
                                                              Capital  Management  Co., Ltd. for  investment
                                                              and research  services  0.2875 of 1%; 0.275 of
                                                              1% on net  assets in  excess  of $50  million;
                                                              0.25 of 1% on net  assets  in  excess  of $100
                                                              million;  0.2375 of 1% on net assets in excess
                                                              of $350  million;  0.2250 of 1% on net  assets
                                                              in excess of $750 million.

+    Scudder  has agreed to  maintain  the total  annualized  expenses of the fund at not more than 1.50% of average daily net assets until February 29, 1996.

*    These funds are not subject to state imposed expense limitations.

     Directors, officers and employees of Scudder from time to time may have transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Fund relationships.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a wholly-owned subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.


                         (4) APPROVAL OR DISAPPROVAL OF
                      A NEW RESEARCH AND ADVISORY AGREEMENT

     The Brazilian Research Adviser, Banco Icatu S.A., an investment adviser registered under the United States Investment Advisers Act of 1940, has entered into a Research and Advisory Agreement (the "present Research Agreement") with Scudder. The continuance of the present Research Agreement, dated October 20, 1993, was last approved by the Directors on May 17, 1995 and by a vote of stockholders on July 26, 1994. At a meeting held on May 17, 1995, the Directors, including a majority of the Noninterested Directors, approved the terms of a new Research and Advisory Agreement (the "proposed Research Agreement") and its adoption subject to approval by stockholders. The Directors recommend that the stockholders approve the proposed Research Agreement in place of the present Research Agreement. Set forth below is a description of the principal difference between the present Research Agreement and the proposed Research Agreement, as well as a description of those provisions which are the same under both Research Agreements. The proposed Research Agreement is attached hereto as Exhibit B.

     The principal difference between the present Research Agreement and the proposed Research Agreement is the decrease in the fee schedule payable to the Brazilian Research Adviser. In addition, the proposed Research Agreement would remain in effect, subject to earlier termination, for two years from the day following its approval. The annual fee payable to the Brazilian Research Adviser under the present Research Agreement and the proposed Research Agreement, respectively, would change from: (a) 0.25% per annum of the value of the average weekly net assets of the Fund up to and including US$150 million, 0.15% per annum of the value of the average weekly net assets of the Fund over US$150 million and up to and including US$300 million, and 0.05% per annum of the value of the average weekly net assets of the Fund over US$300 million, to (b) 0.125% per annum of the value of the average weekly net assets of the Fund up to and including US$150 million, 0.075% per annum of the value of the average weekly net assets of the Fund over US$150 million and up to and including US$300 million, and 0.025% per annum of the value of the average weekly net assets of the Fund over US$300 million. The Fund's net assets on December 31, 1994 were US$376.5 million.

     The annual fee under the present Research Agreement is payable monthly in Cruzeiros; under the proposed Research Agreement the fee is payable in Brazilian Reales. For purposes of computing the monthly fee, the value of the net assets of the Fund is determined as of the close of business on the last business day of each month. Effective November 1, 1994, the Brazilian Adviser agreed to waive approximately one half of its fees. For the fiscal year ended December 31, 1994, Scudder paid the Brazilian Research Adviser an aggregate fee of $617,844, of which $55,048 was waived and reflected as a reduction of the management fee paid by the Fund. Under the proposed Research Agreement, the fee paid to the Brazilian Adviser is reduced by one half, formalizing the current waiver arrangement.

     Under both the present and proposed Research Agreements, the Brazilian Research Adviser has agreed to furnish to Scudder such information, investment recommendations, advice and assistance as Scudder shall from time to time reasonably request. The Brazilian Research Adviser has agreed to maintain within its organization a technical department specialized in the analysis of securities to furnish such services exclusively to Scudder. The Brazilian Research Adviser has agreed to pay the fees and expenses of any Directors or officers of the Fund who are Directors, officers or employees of the Brazilian Research Adviser or any of its affiliates.

     Under both Research Agreements, the Brazilian Research Adviser will not be liable for any act or omission in the course of, connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the agreement.

     If approved by stockholders, the proposed Research Agreement will become effective on the day following such approval, the present Research Agreement will terminate and the proposed Research Agreement will remain in force for two years from that date. The proposed Research Agreement would continue in effect thereafter by its terms from year to year only so long as its continuance is specifically approved at least annually by the vote of a majority of the

Noninterested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by the vote of a majority of all the Directors or a majority of the Fund's outstanding voting securities. The Research Agreement may be terminated on 60 days' written notice, without penalty, by the Fund and by the Brazilian Research Adviser, but only after written notice to the Fund, Scudder and the Brazilian Securities Commission Regulations (the "Regulations"). The Regulations currently require six months' notice. The Research Agreement automatically terminates in the event of termination of the Fund's agreement with Scudder or in the event the Research Agreement is assigned, as defined under the 1940 Act. The present Research
Agreement requires annual approval of its continuance and contains the same termination provisions as the proposed Research Agreement. The present Research Agreement will continue in effect until October 20, 1995 if this proposal is not approved.

     Information from the Brazilian Research Adviser is evaluated by Scudder's research department and portfolio managers, in light of their own expertise and information from other sources, in making investment decisions for the Fund.

     The Brazilian Research Adviser, organized in December 1986, is a wholly-owned subsidiary of Icatu Empreendimentos e Participacoes Ltda. ("Icatu"), an investment management company which manages over US$200 million in assets. Icatu in turn has a parent company, Itaborai Participacoes S/A ("Itaborai"). Icatu and the Brazilian Research Adviser, whose offices are at Avenida Presidente Wilson 231, 20030, Rio de Janeiro (RJ), Brazil, have a staff of 131 investment management professionals. The directors of the Brazilian Research Adviser are Nelson Moreira Assad, Luis Antonio Nabuco de Almeida Braga, Marcos Pessoa de Queiroz Falcao, Jose Luis Osorlo de Almelda Filho, Jacob Remo Hartmann, Ney Villas-Boas Marinho, Antonio Carlos Dantas Mattos, Pedro Luiz Bodin de Moraes, Alarico Silveira Neto, Cesar do Monte Pires and Ricardo Coelho Taboaco. The directors of Icatu are Luis Patricio Miranda de Avillez, Jose Antonio Tornaghi Grabowsky, Antonio Carlos Dantas Mattos, Nilton Molina, Alarico Silveira Neto, Cesar do Monte Pires and Ricardo Coelho Taboaco. The stockholder of Icatu is Itaborai. The directors of Itaborai are Maria do Carmo Nabuco de Almeida Braga, Luis Antonio Nabuco de Almeida Braga, Jose Antonio Tornaghi Grabowsky, Antonio Carlos Dantas Mattos, Luis Patricio Miranda de Avillez, Nilton Molina, Cesar do Monte Pires, George Eduardo de Moraes, Alarico Silveira Neto and Mario Jose Gonzaga Petrelli. The stockholders of Itaborai are Sylvia Maria de Gloria de Mello Franco Nabuco, Maria do Carmo Nabuco de Almeida Braga, Luis Antonio Nabuco de Almeida Braga, Sylvia Nabuco de Almeida Braga, Lucia Nabuco de Almeida Braga Rebello and Icatu Factoring Fomento Comercial Ltda. ("Icatu Factoring"). The sole partner of Icatu Factoring is Daniel Valente Dantas. The directors of Icatu Factoring are Daniel Valente Dantas and Veronica Valente Dantas Rodenburg.

Required Vote

     The approval of the new Research Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined on page 13. Your Fund's Directors recommend that stockholders approve the proposed Research Agreement.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $6,000. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 25, 1995, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1996 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc. at 345 Park Avenue, New York, New York 10154, not later than January 31, 1996.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 6, 1995

PROXY                                                  THE BRAZIL FUND, INC.                                                   PROXY



                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                           Annual Meeting of Stockholders--July 25, 1995



     The undersigned hereby appoints Nicholas Bratt, Wilson Nolen and Juris Padegs and each of them, the proxies of the undersigned, with the power of  substitution  to each of them, to vote all shares of The Brazil Fund,  Inc. which the  undersigned is entitled to vote at the Annual Meeting of  Stockholders of The Brazil Fund,  Inc. to be held at the offices of Scudder,  Stevens & Clark,  Inc.,
25th Floor, 345 Park Avenue (at 51st Street),  New York, New York 10154, on Tuesday,  July 25, 1995 at 11:00 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1.   The election of Directors;

          FOR all nominees listed below                                              WITHHOLD AUTHORITY
          (except as marked to the contrary below)  []                               to vote for all nominees listed below  []

     Nominees: Juris Padegs and Ronaldo A. da Frota Nogueira

(INSTRUCTION To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.   Ratification  of the  selection  of  Price  Waterhouse  LLP as  independent
     accountants;                                                                         FOR []     AGAINST []     ABSTAIN []


3.   Approval  of a  new  Investment  Advisory,  Management  and  Administration
     Agreement between the Fund and Scudder, Stevens & Clark, Inc.;                       FOR []     AGAINST []     ABSTAIN []

4.   Approval of a new Research and Advisory Agreement between Banco Icatu S.A.,
     and Scudder Stevens & Clark, Inc.;                                                   FOR []     AGAINST []     ABSTAIN []

     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                                                                           Please sign  exactly as your name or names  appear.  When
                                                                           signing as attorney, executor, administrator,  trustee or
                                                                           guardian, please give your full title as such.


                                                                           _________________________________________________________
                                                                                          (Signature of Stockholder)


                                                                           _________________________________________________________
                                                                                      (Signature of joint owner, if any)


                                                                           Date_______________________________________________, 1995


                                        PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED

                                                                       EXHIBIT A

                       INVESTMENT ADVISORY, MANAGEMENT AND
                            ADMINISTRATION AGREEMENT

                  AGREEMENT, dated and effective as of July __, 1995 between THE BRAZIL FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and SCUDDER, STEVENS & CLARK, INC., a Delaware corporation (herein referred to as the "Manager").

                                   WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

                  1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books and records required under the Investment Company Act of 1940, as amended (the "1940 Act"), and to furnish or cause to be furnished all required reports or other information under Brazilian securities laws, to the extent that such books, records and reports and other information are not maintained or furnished by the Custodian or other agents of the Fund; (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's Registration Statement, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's shares of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained by the Fund or by the Manager as a Brazilian administrator or adviser of the Fund (together, the "Brazilian Advisers")); legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

                  2. In connection with the rendering of the services required under paragraph 1, the Fund and the Manager have entered into an agreement dated April 30, 1992 with Banco de Boston S.A. to furnish administrative and economic advisory services to the Manager pursuant to such agreement, as well as an agreement dated July __, 1995 with Banco Icatu S.A. to furnish investment advisory services to the Manager pursuant to such agreement. The Manager may also contract with or consult with such banks, other securities firms or other parties in Brazil or elsewhere as it may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Manager, and no obligation shall be incurred on the Fund's behalf in any such respect.

                  3. The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee, which, on an annual basis, is equal to 1.175% per annum of the value of the Fund's average weekly net assets. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed.

                  The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund.

                  4. The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

                  5. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Brazilian issuers, or from utilizing (in providing such services) information furnished to the Manager by any Brazilian Adviser and others as contemplated by sections 1 and 2 of this Agreement; nor shall anything herein be construed as constituting the Manager an agent of the Fund.

                  6. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

                  7. This Agreement shall remain in effect for a period of two years from the date hereof, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager, but only after written notice to the Fund and to the Comissao de Valores Mobiliarios of not less than 60 days (or such longer period as may be required under the Regulations attached as Annex III to the National Monetary Council Resolution No. 1,289 of March 20, 1987). This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

                  8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

                  9. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

                  IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.



                                                  THE BRAZIL FUND, INC.


                                                  By: _________________________
                                                  Title: President


                                                  SCUDDER, STEVENS & CLARK, INC.


                                                  By: _________________________
                                                  Title: Managing Director

                                                                       EXHIBIT B

                         Scudder, Stevens & Clark, Inc.
                                 345 Park Avenue
                            New York, New York 10154
                         RESEARCH AND ADVISORY AGREEMENT

                                                                   July __, 1995
Banco Icatu S.A.
Av. Presidente Wilson
231 2(degree) andar
Rio de Janeiro, Brazil
CEP: 20030 021
Dear Sirs:

     Scudder, Stevens & Clark, Inc. (the "Manager") has entered into an Investment Advisory, Management and Administration Agreement (the "Management Agreement") dated as of July __, 1995 with The Brazil Fund, Inc., a Maryland corporation (the "Fund"), pursuant to which the Manager is to act as investment adviser to and manager of the Fund. A copy of the Management Agreement has been previously furnished to you.


     The Manager wishes to avail itself of your investment advisory services. Accordingly, the Manager, with the acceptance of the Fund, hereby agrees with you as follows for the duration of this Agreement:

     1. The Manager hereby contracts with you for the maintenance of the technical department specialized in the analysis of stocks and securities contemplated by Paragraph 1 of Article 4 of the Regulations attached as Annex III to the National Monetary Council Resolution No. 1,289 of March 20, 1987 (the "Regulations"). The Manager hereby directs that in so acting, you shall give all advice solely to, and take all instructions solely from, the Manager.

     2. You agree to furnish to the Manager such information, investment recommendations, advice and assistance, as the Manager shall from time to time reasonably request. In that connection, you agree to continue to maintain within your organization a technical department specialized in the analysis of stocks and securities to furnish such services exclusively to the Manager. Attached is a copy of a memorandum describing the proposed working procedures to be followed by you in working with the Manager, which may be revised by mutual agreement as you work with the Manager pursuant to this Agreement. In addition, for the benefit of the Fund, you agree to pay the fees and expenses of any directors or officers of the Fund who are directors, officers or employees of you or of any of your affiliates.

     3. The Manager agrees to pay or to cause to be paid to you, as full compensation for the services to be rendered and expenses to be borne by you hereunder, a monthly fee in BRLs, which, on an annual basis, is equal to 0.125% per annum of the value of the Fund's average weekly net assets up to and including US$150 million; 0.075% per annum of the value of the Fund's average weekly net assets over US$150 million and up to and including US$300 million; and 0.025% per annum of the value of the Fund's average weekly net assets in excess of US$300 million. Each payment of a monthly fee shall be made to you within the fifteen days next following the day as of which such payment is so computed.

     The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Certificate of Incorporation and By-Laws of the Fund.

     4. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     5. Your services to the Manager are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in
Section 2 hereof.

     6. Nothing herein shall be construed as constituting you an agent of the Manager or of the Fund.

     7. You represent and warrant that you are registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and will comply with such Act and the U.S. Investment Company Act of 1940, as amended, and the rules thereunder. You agree to maintain such registration in effect during the term of this Agreement. You further represent and warrant that you are accredited by the Comissao de Valores Mobiliarios ("CVM") within the meaning of Paragraph 1 of Article 4 of the Regulations. You agree to use your best efforts to maintain such accreditation in effect during the term of this Agreement. You further agree to comply with the Regulations and all other applicable laws and regulations in performing your obligations hereunder.

     8. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended.

     9. You represent and warrant to the Manager that there is no publicly held company which is an affiliated person (as defined in the U.S. Investment Company Act of 1940, as amended), or an affiliated person of an affiliated person, of yours. You will advise the Manager immediately if any publicly held company is an affiliated person, or an affiliated person of an affiliated person, of yours.

     10. You will advise the Manager as soon as possible if, to the best of your knowledge, any publicly held company is an affiliated person (within the meaning of Articles 29(VII) and 32 of the Regulations) of Banco de Boston (the "Brazilian Administrator") or of a company affiliated with the Brazilian Administrator.

     11. The Manager agrees that you may rely on information reasonably believed by you to be accurate and reliable, and further agrees that, except to the extent otherwise provided under applicable Brazilian law, neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement.

     12. This Agreement shall remain in effect for a period of two years from the date hereof and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, the Manager, or you, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given above or at any other address of which you shall have notified us in writing, or by you, but only after written notice to the Fund, the Manager, and the CVM, of not less than 60 days (or such longer period as may be required under the Regulations). This Agreement shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Management Agreement.

     13. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, the Manager, or you, cast in person at a meeting called for the purpose of voting on such approval.

     14. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent)

          Addressed

          If to the Fund, to:


                  The Brazil Fund, Inc.
                  345 Park Avenue
                  New York, NY 10154

                  Attention: President
                      (Facsimile No. 212-223-3127)

          If to the Manager, to:

                  Scudder, Stevens & Clark, Inc.
                  345 Park Avenue
                  New York, NY 10154

                  Attention: President
                      (Facsimile No. 212-319-7813)

          If to you, to:

                  Banco Icatu S.A.
                  Av. Presidente Wilson
                  231 2(degree) andar
                  Rio de Janeiro, Brazil
                  CEP: 20030 021

                  Attention: President
                      (Facsimile No. 021-240-4133)

or to such other address as to which the recipient shall have informed the other party.

     Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     15. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended, or the Regulations. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.


     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                                  Very truly yours,

                                                  SCUDDER, STEVENS & CLARK, INC.


                                                  By ___________________________
                                                     Managing Director

                                                  The foregoing agreement is
                                                  hereby accepted as of the
                                                  date first above written.

                                                  BANCO ICATU S.A.


                                                  By ___________________________
                                                     Director


                                                  By ___________________________
                                                     Director


Accepted:
THE BRAZIL FUND, INC.


By _________________________________
   President